UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2005

GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1445 Ross Avenue, Suite 5300, Dallas, Texas	75202

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 647-0415

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On March 2, 2005, at its regularly quarterly meeting, the Board of Directors of GAINSCO, INC. (the “Company”) elected Robert J. Boulware as a director, to fill the position recently made vacant by the resignation of Hugh M. Balloch, as previously announced.

      On March 8, 2005, the Company issued a press release announcing Mr. Boulware’s election. A copy of that press release appears as Exhibit 99.1 to this Report.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

      Exhibits. The following Exhibit has been filed as a part of this Current Report:

Exhibit
Number	Description of Exhibit
99.1	Press release issued by GAINSCO, INC. on March 8, 2005. (1)

(1) Filed herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.
/s/ Glenn W. Anderson
Glenn W. Anderson, President and
Chief Executive Officer

DATED: March 8, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release issued by GAINSCO, INC. on March 8, 2005. (1)

(1) Filed herewith.

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